Exhibit 99.04

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                  October, 1999
           Series 1999-02, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of February 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                 7.158183
                                                      -------------------------
       Weighted average maturity                                        349.12
                                                      -------------------------

A. Amount of distribution allocable to principal and interest: The amounts below are for a Single Certificate of $1,000:
      1.
                                  Principal
            Principal Per      Prepayments Per  Interest Per
      Class  Certificate         Certificate     Certificate  Payout Rate
      -----  -----------         -----------     -----------  -----------
       R    $   0.00000000     $   0.00000000  $0.00000000   %  0.00000000
       PO   $   1.26862996     $   0.30093829  $0.00000000   %  0.00000000
       A1   $   2.32623955     $   1.35644425  $5.00401013   %  6.49999999
       A2   $   0.00000000     $   0.00000000  $5.41666687   %  6.50000025
       A3   $   0.00000000     $   0.00000000  $5.41666679   %  6.50000015
       A4   $   0.00000000     $   0.00000000  $5.41666500   %  6.49999800
       M    $   0.86193501     $   0.00000000  $5.38521365   %  6.49999966
       B1   $   0.86193724     $   0.00000000  $5.38521601   %  6.50000253
       B2   $   0.86193328     $   0.00000000  $5.38521607   %  6.50000257
       B3   $   0.86193174     $   0.00000000  $5.38521502   %  6.50000133
       B4   $   0.86194208     $   0.00000000  $5.38521295   %  6.49999883
       B5   $   0.86193154     $   0.00000000  $5.38521619   %  6.50000280

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.    Accrual Amount
      1.
                         Accrual Amount
     Class
       N/A             $        N/A

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                              $       56,656.25
                                                                    ------------

C. The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:           $  274,633,693.25
                                                                 ---------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                  813
                                                                 ---------------
      3.
     Beginning Aggregate Class  Ending Aggregate        Ending
       Certificate Principal   Class Certificate  Single Certificate
Class         Balance          Principal Balance       Balance         Cusip
-----         -------          -----------------       -------         -----
R    $                   0.00  $            0.00  $             0.00 36157RB38
PO   $             655,821.35  $      654,982.66  $           990.75 GEC9902PO
A1   $         216,500,176.89  $  215,955,013.58  $           921.49 36157RA70
A2   $          16,324,000.00  $   16,324,000.00  $         1,000.00 36157RA88
A3   $          27,325,000.00  $   27,325,000.00  $         1,000.00 36157RA96
A4   $           2,000,000.00  $    2,000,000.00  $         1,000.00 36157RB20
SUP  $         253,246,559.16  $  252,716,308.96  $           932.52 GEC992SUP
M    $           6,119,260.01  $    6,113,954.80  $           993.33 36157RB46
B1   $           2,186,231.15  $    2,184,335.76  $           993.33 36157RB53
B2   $           1,311,341.02  $    1,310,204.12  $           993.33 36157RB61
B3   $           1,456,493.24  $    1,455,230.51  $           993.33 36157RC78
B4   $             583,591.49  $      583,085.53  $           993.33 36157RC86
B5   $             728,517.84  $      727,886.24  $           993.33 36157RC94

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number             5        Principal Balance       $  1,613,373.33
                               --------                            -------------
       2.   60-89 days
            Number             1        Principal Balance       $    445,929.63
                               --------                            -------------
       3.   90 days or more
            Number             0        Principal Balance       $          0.00
                               --------                            -------------
       4.   In Foreclosure
            Number             0        Principal Balance       $          0.00
                               --------                            -------------
       5.   Real Estate Owned
            Number             0        Principal Balance       $          0.00
                               --------                            -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                                $          0.00
                                                                      ----------

E.     Other Information:

       1.   Special Hazard Loss Amount:                        $   4,830,806.00
                                                                  --------------

       2.   Bankruptcy Loss Amount:                            $     100,000.00
                                                                  --------------

       3.   Fraud Loss Amount:                                 $   2,931,219.00
                                                                  --------------

       4.   Certificate Interest Rate of the Class S Certificate: % 0.00000000
                                                                    -----------